Exhibit 99.3

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

The unaudited pro forma combined financial statements (“Pro Forma Financial Statements”) of Siebert Financial Corp. (“Siebert”) and Weeden Prime Services, LLC (“Weeden”) reflect various adjustments to give effect to the following transaction:

•
Siebert acquired all of the member interests in Weeden, pursuant to the terms of an Equity Interests Purchase Agreement (the “Agreement”) for a purchase price of $7,124,996, which was paid through cash and effective December 2, 2019, Weeden became a wholly-owned subsidiary of Siebert (“the Transaction”).

The Transaction will be accounted for using the acquisition method of accounting for business combinations per ASC 805 under U.S. generally accepted accounting principles (“GAAP”). Based on the Agreement, Siebert has been identified as the accounting acquirer.

The unaudited pro forma combined balance sheet as of September 30, 2019 (“Pro Forma Balance Sheet”) is based on the historical consolidated balance sheets of Siebert and Weeden after giving effect to the Transaction as if it had occurred on January 1, 2018.

The unaudited pro forma combined statements of operations for the year ended December 31, 2018 and nine months ended September 30, 2019 (“Pro Forma Income Statements”) are based on the historical consolidated statements of operations of Siebert and Weeden after giving effect to the Transaction as if it had occurred on January 1, 2018 and January 1, 2019, respectively.

The historical consolidated financial information has been adjusted in the Pro Forma Financial Statements to give effect to pro forma events that are (1) directly attributable to the Transaction, (2) factually supportable and (3) with respect to the Pro Forma Income Statements, are expected to have a continuing impact on the results of operations.

The Pro Forma Financial Statements and adjustments have been prepared based on the information that is currently available and certain assumptions, which are described in the accompanying notes thereto. The accompanying Pro Forma Income Statements do not reflect the financial impact of any future expected cost savings, restructurings, synergies, integration costs or non-recurring activities and one-time transaction costs that may be realized or incurred in subsequent reporting periods. The Pro Forma Income Statements reflect only those adjustments that are expected to have an impact on the continuing operations of the combined companies.

The Pro Forma Financial Statements are provided for information purposed only and are not intended to represent, or be indicative of, the future anticipated financial position or results of operations or results that would have occurred had the Transactions been consummated on the dates indicated herein.  The Pro Forma Financial Statements and notes thereto, should be read in conjunction with:

1.	The historical audited and unaudited financial statements and related notes of Siebert and Weeden for the pertinent reporting periods
2.	Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q filings filed by Siebert for the pertinent reporting periods
3.	Form 17A-5 filings filed by Weeden for the pertinent reporting periods

SIEBERT FINANCIAL CORP. & WEEDEN PRIME SERVICES, LLC

UNAUDITED PRO FORMA COMBINED STATEMENT OF FINANCIAL CONDITION

As of September 30, 2019

	Siebert	Weeden	Pro Forma Adjustments	Note Reference	Pro Forma Combined Siebert

ASSETS
Cash and cash equivalents	$4,231,000	$300,000	$(2,125,000)	(i)	$2,406,000
Cash segregated	—	144,000	—		144,000
Receivables from clearing broker dealers	2,436,000	5,094,000	—		7,530,000
Receivable from related party	1,000,000	—	—		1,000,000
Other receivables	103,000	120,000	—		223,000
Prepaid expenses and other assets	302,000	184,000	147,000	(v)	633,000
Escrow deposit	2,000,000	—	(2,000,000)	(i)	—
Furniture, equipment and leasehold improvements, net	1,000,000	26,000	(4,000)	(ii)	1,022,000
Software, net	1,806,000	57,000	30,000	(ii)	1,893,000
Intangible assets, net	—	—	1,698,000	(iii)	1,698,000
Lease right-of-use-assets	2,501,000	85,000	—		2,586,000
Equity method investment in related party	3,509,000	—	—		3,509,000
Deferred tax assets	5,105,000	—	—		5,105,000
Goodwill	—	—	484,000	(iii)	484,000
	$23,993,000	$6,010,000	$(1,770,000)		$28,233,000

LIABILITIES AND STOCKHOLDERS’ EQUITY
Accounts payable and accrued liabilities	$744,000	$1,532,000	$—		$2,276,000
Due to clearing brokers dealers and related parties	27,000	—	—		27,000
Income taxes payable	38,000	—	—		38,000
Lease liabilities	2,817,000	85,000	—		2,902,000
Notes payable	—	—	3,000,000	(i)	3,000,000
Other liabilities	91,000	—	—		91,000
	3,717,000	1,617,000	3,000,000		8,334,000

Commitments and Contingencies
Stockholders’ equity:
Common stock, $.01 par value	271,000	—	—		271,000
Additional paid-in capital	7,641,000	5,356,000	(5,356,000)	(iv)	7,641,000
Retained earnings / (Accumulated deficit)	12,364,000	(963,000)	586,000	(iv)	11,987,000
	20,276,000	4,393,000	(4,770,000)		19,899,000

	$23,993,000	$6,010,000	$(1,770,000)		$28,233,000

SIEBERT FINANCIAL CORP. & WEEDEN PRIME SERVICES, LLC

UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

For the year ended December 31, 2018

	Siebert	Weeden	Pro Forma Adjustments	Note Reference	Pro Forma Combined Siebert

REVENUE
Margin interest, marketing and distribution fees	$10,928,000	$1,550,000	$—		$12,478,000
Commissions and fees	9,504,000	9,258,000	—		18,762,000
Principal transactions	9,020,000	—	—		9,020,000
Interest	106,000	1,160,000	(5,000)	(i)	1,261,000
Other income	—	987,000	—		987,000
Advisory fees	478,000	—	—		478,000
	30,036,000	12,955,000	(5,000)		42,986,000

EXPENSES
Employee compensation and benefits	13,817,000	5,269,000	—		19,086,000
Referral fees	—	1,548,000	—		1,548,000
Other general and administrative	1,859,000	1,059,000	—		2,918,000
Professional fees	1,963,000	665,000	—		2,628,000
Clearing fees, including execution costs	2,852,000	3,621,000	—		6,473,000
Rent and occupancy	988,000	483,000	—		1,471,000
Technology and communications	1,008,000	537,000	—		1,545,000
Depreciation and amortization	144,000	122,000	294,000	(ii)	560,000
Interest expense	—	5,000	115,000	(i)	120,000
Advertising and promotion	45,000	42,000	—		87,000
	22,676,000	13,351,000	409,000		36,436,000

Income (loss) before provision (benefit) for (from) income taxes	7,360,000	(396,000)	(414,000)		6,550,000
Provision (benefit) for (from) income taxes	(4,602,000)	—	(116,000)	(iii)	(4,718,000)
Net income / (loss)	$11,962,000	$(396,000)	$(298,000)		$11,268,000

Net income / (loss) per share of common stock
Basic and diluted	$0.44	$0.41

Weighted average shares outstanding
Basic and diluted	27,157,188	27,157,188

SIEBERT FINANCIAL CORP. & WEEDEN PRIME SERVICES, LLC

UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

For the nine months ended September 30, 2019

	Siebert	Weeden	Pro Forma Adjustments	Note Reference	Pro Forma Combined Siebert

REVENUE
Margin interest, marketing and distribution fees	$8,499,000	$1,080,000	$—		$9,579,000
Commissions and fees	6,030,000	6,724,000	—		12,754,000
Principal transactions	5,479,000	—	—		5,479,000
Interest	54,000	990,000	(7,000)	(i)	1,037,000
Other income	—	687,000	—		687,000
Advisory fees	572,000	—	—		572,000
	20,634,000	9,481,000	(7,000)		30,108,000

EXPENSES
Employee compensation and benefits	8,882,000	3,697,000	—		12,579,000
Referral fees	—	1,637,000	—		1,637,000
Other general and administrative	1,861,000	1,479,000	—		3,340,000
Professional fees	1,388,000	670,000	(273,000)		1,785,000
Clearing fees, including execution costs	1,849,000	1,959,000	—		3,808,000
Rent and occupancy	995,000	341,000	—		1,336,000
Technology and communications	800,000	602,000	—		1,402,000
Depreciation and amortization	670,000	43,000	292,000	(ii)	1,005,000
Interest expense	—	7,000	83,000	(i)	90,000
Advertising and promotion	—	10,000			10,000
	16,445,000	10,445,000	102,000		26,992,000

Earnings of equity method investment in related party	84,000	—	—		84,000

Income (loss) before provision (benefit) for (from) income taxes	4,273,000	(964,000)	(109,000)		3,200,000
Provision (benefit) for (from) income taxes	1,171,000	—	(31,000)	(iii)	1,140,000
Net income / (loss)	$3,102,000	$(964,000)	$(78,000)		$2,060,000

Net income per share of common stock
Basic and diluted	$0.11				$0.08

Weighted average shares outstanding
Basic and diluted	27,157,188				27,157,188

1.	Basis of Presentation
All financial data in the Pro Forma Financial Statements are presented in U.S. dollars and have been prepared in accordance with Siebert’s accounting policies that conform to U.S. GAAP and the rules and regulations of SEC Regulation S-X. Numbers are rounded for presentation purposes.

Financial information in the Siebert and Weeden columns of the Pro Forma Balance Sheets represents the historical condensed consolidated balance sheets of Siebert and Weeden as of September 30, 2019.  Financial information presented in the Siebert and Weeden columns in the Pro Forma Income Statements represents the historical consolidated income statements of Siebert and Weeden for the year ended December 31, 2018 and the nine months ended September 30, 2019.

The merger will be accounted for under the acquisition method of accounting for business combinations pursuant to Accounting Standards Codification (“ASC”) No. 805- Business Combinations.  ASC No. 805, requires, among other things, that the assets acquired and liabilities assumed be recognized at their fair values as of the proposed merger date. ASC No. 820 - Fair Value Measurements, which establishes a framework for measuring fair values, defines fair value as ‘‘the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.’’

2.	Purchase Conditions
Pursuant to the terms of the Agreement, Siebert entered into an unsecured promissory note (the “Promissory Note”) with Gloria E. Gebbia, pursuant to which Siebert borrowed $3,000,000 to finance part of the Transaction. Interest on the note accrues at the rate of 4% per annum and all principal and accrued unpaid interest is due and payable by Siebert in full on December 2, 2020. Siebert may prepay the Note at any time without a penalty.

3.	Purchase Consideration and Purchase Price Allocation
Siebert acquired all of the member interests in Weeden, pursuant to the terms of an Equity Interests Purchase Agreement (the “Agreement”), for a purchase price of $7,124,996, which was paid through cash and effective December 2, 2019, Weeden became a wholly-owned subsidiary of Siebert.

Siebert is required to allocate the Weeden purchase price to tangible and identifiable intangible assets acquired and liabilities assumed based on their fair values as of November 30, 2019. The excess of the purchase price over those fair values is recorded as goodwill. As of date of the filing of this report, the Company has completed its allocation of the Weeden purchase price.

Siebert has performed valuation analysis of the fair market values of Weeden’s assets acquired and liabilities assumed. Using the total consideration, the Company has allocated the purchase price to such assets and liabilities. The excess of the fair value of net identifiable assets, on the date of acquisition, was allocated to goodwill. Adjustments were made for tax considerations.

The following table summarizes Siebert’s allocation of the purchase price as of November 30, 2019:

Purchase Price Allocation	Estimated Fair Value	Note Reference
Cash and cash equivalents	$301,000	(i)
Cash segregated	152,000	(i)
Receivable from clearing broker dealers	4,616,000	(i)
Furniture, equipment and leasehold improvements, net	41,000	(ii)
Software, net	51,000	(ii)
Intangible assets, net	2,248,000	(iii)
Lease right-of-use assets	214,000	(ii)
Other assets	271,000	(ii)
Total Assets acquired	7,894,000

Accounts payable and accrued liabilities	1,353,000	(ii)
Lease liabilities	214,000	(ii)
Total Liabilities acquired	1,567,000

Net Assets acquired	6,327,000
Goodwill	798,000	(iv)
Purchase Price	$7,125,000

Notes to Purchase Price Allocation

(i)	Given the short-term nature of these items, the book values are assumed to be representative of their estimated fair values
(ii)	Carrying values of these items are assumed to be representative of their estimated fair values
(iii)
As part of the acquisition, Siebert acquired certain intangible assets from Weeden, consisting of Weeden’s customer relationships and their trade name. The fair value for the intangible assets were determined based on discounted cash flow analyses and market approaches. The intangible assets are generally amortized over their estimated useful lives. The useful life of the customer relationships was determined based on quantitative analysis and qualitative considerations. The useful life of the trade name was determined based on the provisions of the Transaction surrounding Siebert’s use of the trade name. Below is a table with details on the intangible assets acquired.

Intangible Asset	Estimated Fair Value	Estimated Useful Life	Annual Amortization
Customer relationships	$2,174,000	8 years	$272,000
Trade name	74,000	0.5 years	74,000
Total	$2,248,000		$346,000

(iv)	For the purposes of these Pro Forma Financial Statements, the difference between the purchase price and the net assets acquired is allocated to goodwill.

4.	Notes to Pro Forma Balance Sheet Adjustments
The following summarizes the adjustments included in the “Pro Forma Adjustments” column in the accompanying Pro Forma Balance Sheet as of September 30, 2019:

(i)
Represents an adjustment as of September 30, 2019 to reflect the method of payment of the purchase price of $7,124,996 via cash of $2,125,000, the Promissory Note of $3,000,000, and the elimination of an escrow deposit of $2,000,000 transferred to seller of Weeden in a prior period.

(ii)
Represents the recalculation of Weeden’s depreciation and amortization of its furniture, equipment and lease hold improvements as well as software to align with Siebert’s accounting policies and assumptions for useful lives.

(iii)	Represents the fair value increase of intangible assets, net of accumulated amortization and goodwill as described in Note 3
(iv)
Represents the elimination of the Weeden’s historical additional paid-in capital and retained earnings balances upon consummation of the Transaction as well as the change in retained earnings from the adjustments detailed in the Pro Forma Income Statements for year ended December 31, 2018 and the nine months ended September 30, 2019.

(v)
Represents adjustment for income tax payable related to the change in retained earnings from the adjustments detailed in the Pro Forma Income Statements for year ended December 31, 2018 and the nine months ended September 30, 2019.

5.	Notes to Pro Forma Income Statements Adjustments
The following summarizes the adjustments included in the “Pro Forma Adjustments” column in the accompanying Pro Forma Income Statements for the year ended December 31, 2018 and the nine months ended September 30, 2019.

(i)
In relation to interest paid on clients’ credit balances, Weeden reported gross interest revenue and a corresponding expense while Siebert’s accounting policy is to report interest revenue net of interest expense. To align Weeden’ reporting to Siebert’s accounting policy, Weeden’ interest expense was deducted from the Interest Expense line item and deducted from the Interest line item. Adjustment also accounts for the interest expense resulting from the Promissory Note.

(ii)
Adjustment reflects expense corresponding to recalculation of Weeden’s depreciation and amortization to align with Siebert’s accounting policies and assumptions for useful lives. Adjustment also reflects pro forma amortization of the intangible assets acquired in the Transaction.

(iii)	Reflects the tax effect of pro forma adjustments at the estimated combined statutory rate of 28.0%.

6.	Reclassification Adjustments
Reclassification adjustments represent adjustments to conform the presentation of Weeden’s historical financial statements to that of Siebert.  A summary of reclassifications from Weeden’s to Siebert’s line items is summarized below:

Statement of Financial Condition Adjustments

Weeden Reported Line Item	Siebert Line Item Reclassification	As of 09/30/19	Description
Other assets and security deposits	Other receivables	120,000	Additional breakout not segregated by Weeden
Other assets and security deposits	Prepaid expenses and other assets	184,000	Additional breakout not segregated by Weeden
Other assets and security deposits	Lease right-of-use assets	85,000	Additional breakout not segregated by Weeden
Accounts payable, accrued expenses and other liabilities	Lease liabilities	85,000	Additional breakout not segregated by Weeden

Statements of Operations Adjustments

Weeden Reported Line Item	Siebert Line Item Reclassification	Year Ended 12/31/18	Nine Months Ended 09/30/19	Explanation

Revenue
Interest income	Margin interest, marketing, and distribution fees	1,448,000	1,000,000	Additional breakout not segregated by Weeden
Other income	Margin interest, marketing, and distribution fees	102,000	80,000	Additional breakout not segregated by Weeden
Research	Commissions	611,000	471,000	Reported commissions net of research expense to align to Siebert’s accounting policy
Expense
Other	Advertising	42,000	10,000	Additional breakout not segregated by Weeden
Other	Technology and communications	64,000	137,000	Additional breakout not segregated by Weeden
Other	Interest expense	5,000	7,000	Additional breakout not segregated by Weeden